BANK BORROWINGS (Bank borrowings)	12 Months Ended
Dec. 31, 2013
Bank borrowings
BANK BORROWINGS
BANK BORROWINGS

14. BANK BORROWINGS

        Bank borrowings consist of the following at:

	December 31,
	2012	2013
Loan payable to a PRC commercial bank, principal of $7,872,032 (equivalent of RMB50 million), bearing interest at 7.20% per annum, guaranteed by Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex, repaid in July 2013	8,043,210	—
Loan payable to an overseas commercial bank, principal of $4,465,000, bearing interest at 3.18% per annum, guaranteed by $4,723,219 (equivalent of RMB30 million) of the Company's restricted cash, repaid in January 2013	4,473,107	—
Loan payable to a PRC commercial bank, principal of $8,008,072 (equivalent of RMB50 million), bearing interest at 6.15% per annum, guaranteed by Mr. Dong Yu and Zhejiang Bona, due on May 29, 2014	8,040,635	8,274,932
Loan payable to an overseas commercial bank, principal of $10,000,000 and $20,000,000 as of December 31, 2012 and 2013 respectively, bearing interest at LIBOR plus 3.25% per annum but in no event less than 3.5% per annum, guaranteed by Bona International, due on November 20, 2015(i)	10,010,762	20,026,587
Loan payable to an overseas commercial bank, principal of $9,943,000, bearing interest at 2.95% per annum over one month LIBOR, guaranteed by $12,244,298 (equivalent of RMB75 million) of the Company's restricted cash, due on August 8, 2014(ii)	—	9,968,203
Loan payable to an overseas commercial bank, principal of $9,659,447, bearing interest at 3.25% per annum, guaranteed by $10,162,528 (equivalent of RMB62 million) of the Company's restricted cash, due on September 10, 2014	—	9,663,599
Loan payable to a PRC commercial bank, principal of $8,142,005 (equivalent of RMB50 million), bearing interest at 7.20% per annum, guaranteed by Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex, due on May 31, 2014	—	8,277,582
Loan payable to a PRC commercial bank, principal of $6,499,204 (equivalent of RMB40 million), bearing interest at 7.20% per annum, guaranteed by Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex, due on June 24, 2014	—	6,622,066
Loan payable to an overseas commercial bank, principal of $5,620,000, bearing interest at 2.95% per annum over one month LIBOR, guaranteed by $5,911,233 (equivalent of RMB36 million) of the Company's restricted cash, due on August 8, 2014	—	5,620,000
Loan payable to a PRC commercial bank, principal of $3,591,661 (equivalent of RMB22 million), bearing interest at 7.20% per annum, guaranteed by Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex, due on August 30, 2014	—	3,642,136
Loan payable to a PRC commercial bank, principal of $3,265,146 (equivalent of RMB20 million), bearing interest at 7.20% per annum, guaranteed by Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex, due on August 29, 2014	—	3,311,033
Loan payable to a PRC commercial bank, principal of $1,795,830 (equivalent of RMB11 million), bearing interest at 7.20% per annum, guaranteed by Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex, due on June 30, 2014	—	1,821,068
Loan payable to a PRC commercial bank, principal of $1,795,830 (equivalent of RMB11 million), bearing interest at 7.20% per annum, guaranteed by Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex, due on July 30, 2014	—	1,821,068
Loan payable to a PRC commercial bank, principal of $1,624,801 (equivalent of RMB10 million), bearing interest at 7.20% per annum, guaranteed by Mr. Dong Yu, Zhejiang Bona and Beijing Bona Cineplex, due on January 24, 2014	—	1,655,517

Total	30,567,714	80,703,791

(i)
The Group agreed to certain financial covenants (among other covenants), including to maintain minimum cash assets of $5.0 million at all times during the term of the loan, as well as to maintain a ratio of maximum total funded debt to earnings before interest, tax, depreciation and amortization (the "EBITDA Ratio") no greater than 3.8:1 (the "EBITDA Ratio Covenant") and a ratio of total liabilities to tangible net worth of no more than 2:1, in each case calculated using average quarterly figures based on the consolidated balance sheets of the Group for the most recent four quarters. In April 2013, the Group obtained waivers from overseas commercial bank for non-compliance with the EBITDA covenant as of December 31, 2012 and March 31, 2013. In August 2013, East West Bank modified the EBITDA ratio as not to exceed 4.75:1 for the second quarter of 2013, 4.25:1 for the third quarter of 2013 and 3.0:1 for the fourth quarter of 2013 and beyond. Any failure to comply with such financial covenants (among other things) would constitute an event of default under the agreement. If the Group fails to timely remedy a curable event of default within the applicable cure period or obtain a waiver, the bank would have the right to accelerate the loan repayment and charge a default rate of interest. The Group was in compliance with all the covenants for the second, third and fourth quarters of 2013. The Group does not expect any default on the convenants within the 12 months following December 31, 2013. As a result, the loans were classified as long-term liability as of December 31, 2013.

(ii)
During July to September 2013, the Group borrowed four bank loans with a total principal of $11,643,000 from an overseas commercial bank on the condition that the loan would be used for the Group's US dollar settlements. The Company repaid $1.7 million in November 2013. The remaining amount of the loan will be due on August 8, 2014.

        Changes in the balances of bank borrowings for the years ended December 31, 2012 and 2013 are as follows.

	2012	2013
Beginning balances as of January 1	12,561,806	30,567,714
Additional bank borrowings	38,974,694	67,493,924
Accrued interest expenses	976,738	2,716,165
Payments of principal during the year	(21,142,272)	(18,202,865)
Payments of interest expenses during the year	(967,100)	(2,638,214)
Exchange differences	163,848	767,067

Ending balances as of December 31	30,567,714	80,703,791

Including:
Current	12,542,161	60,703,791
Non-current	18,025,553	20,000,000

	30,567,714	80,703,791

        Interest expenses accrued for loans were $1,376,547, $976,738 and $2,716,165 for years ended December 31, 2011, 2012 and 2013, respectively, in which $1,081,178, $586,841 and $1,509,967 were capitalized into production costs for the years ended December 31, 2011, 2012 and 2013, respectively.

        The Group expects to repay the borrowings of $60,703,791, $20,000,000, nil, nil and nil for the years ended December 31, 2014, 2015, 2016, 2017 and 2018, respectively.